UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2010

POWERSAFE TECHNOLOGY CORP.

(Exact name of Registrant as specified in its charter)

Delaware	333-143645	98-0522188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Coney Island Avenue, Brooklyn, NY 11230

(Address of principal executive offices)

718-951-8021

 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

The disclosures set forth below under Item 8.01 (Other Events) are hereby incorporated by reference into this Item 7.01.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Item 8.01         Other Events.

On June 28, 2010 Powersafe Technology Corp., a Delaware corporation (the “Company”) received the compiled financial statements for the years ended December 31, 2008 and December 31, 2007 for its wholly-owned subsidiary Amplification Technologies Inc, a Delaware corporation (“ATI”) which was acquired by the Company in February 2009.  The Company is working diligently to bring its financial information current.

Section 9-Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(a)	Exhibit 99.1

Unaudited Financial Information.

Balance Sheet
Statement of Income
Statement of Change in Stockholders’ Equity
Statement of Change in Cash Flow
Notes

(b)   Pro forma financial information.     Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2010

POWERSAFE TECHNOLOGY CORP.

By:	/s/ Jack N. Mayer
Name: Jack N. Mayer
Title: President